Deferred Compensation Expenses - Schedule of Deferred Compensation (Details) - USD ($)		Apr. 30, 2026	Oct. 31, 2025
Deferred Compensation Expenses [Abstract]
Deferred compensation expenses	[1]	$ 1,716,776	$ 2,718,079
Total		1,716,776	2,718,079
Including:
Deferred compensation expenses		1,172,600	1,587,603
Deferred compensation expense -long term		$ 544,176	$ 1,130,476

[1]	The Company issued Class A Ordinary Shares to consultants as compensation to replace their related cash compensation. Service terms generally range from several months to 3 years. As of April 30, 2026, the fair value of unamortized shares was $1,716,776, which was considered as the prepaid portion of share-based compensation.